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                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sunoco, Inc., a Pennsylvania corporation (the "Company") which intends to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to registration under said Act of the Company's common stock, $1.00 par value, each hereby constitutes and appoints the Vice President and Chief Financial Officer, the General Attorney and Corporate Secretary, and the Comptroller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her to act in his or her name, place and stead, in any and all capacities related to this Registration Statement, to sign said Registration Statement and any related documents, including any and all future amendments thereto, and to file such Registration Statement and any amendments, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of this 4th day of March, 1999.


         /s/ROBERT H. CAMPBELL
         ---------------------
         Robert H. Campbell
         Chairman of the Board, Chief Executive
         Officer and Director
         (Principal Executive Officer)


         /s/RAYMOND E. CARTLEDGE
         -----------------------
         Raymond E. Cartledge
         Director

         /s/ROBERT E. CAWTHORN
         ---------------------
         Robert E. Cawthorn
         Director

         /s/JOHN G. DROSDICK
         -------------------
         John G. Drosdick
         President, Chief Operating Officer
         and Director

         /s/MARY J. EVANS
         ----------------
         Mary J. Evans
         Director

         /s/THOMAS P. GERRITY
         --------------------
         Thomas P. Gerrity
         Director

         /s/ROSEMARIE B. GRECO
         ---------------------
         Rosemarie B. Greco
         Director

         /s/THOMAS W. HOFMANN
         --------------------
         Thomas W. Hofmann
         Vice President and Chief
         Financial Officer
         (Principal Financial Officer)

         /s/JAMES G. KAISER
         ------------------
         James G. Kaiser
         Director

         /s/ROBERT D. KENNEDY
         --------------------
         Robert D. Kennedy
         Director

         /s/JOSEPH P. KROTT
         ------------------
         Joseph P. Krott
         Comptroller
         (Principal Accounting Officer)





         /s/R. ANDERSON PEW
         ------------------
         R. Anderson Pew
         Director

         /s/WILLIAM F. POUNDS
         --------------------
         William F. Pounds
         Director

         /s/G. JACKSON RATCLIFFE
         -----------------------
         G. Jackson Ratcliffe
         Director

         /s/ALEXANDER B. TROWBRIDGE
         --------------------------
         Alexander B. Trowbridge
         Director